Exhibit 99.1 Investor Presentation April 2018 NYSE:CRK

This presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements give our current expectations or forecasts of future events. These statements include estimates of future natural gas and oil reserves, expected natural gas and oil production and future expenses, assumptions regarding future natural gas and oil prices, budgeted capital expenditures and other anticipated cash outflows, as well as statements concerning anticipated cash flow and liquidity, business strategy and other plans and objectives for future operations. Our production forecasts are dependent upon many assumptions, including estimates of production decline rates from existing wells and the outcome of future drilling activity. Important factors that could cause actual results to differ materially from those in the forward-looking statements herein include the timing and extent of changes in market prices for oil and gas, operating risks, liquidity risks, including risks relating to our debt, political and regulatory developments and legislation, and other risk factors and known trends and uncertainties as described in our Annual Report on Form 10-K for fiscal year 2017 filed with the Securities and Exchange Commission. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, our actual results and plans could differ materially from those expressed in the forward-looking statements. 2

Recent Achievements    Comstock’s recent performance has put us in position to achieve a comprehensive refinancing of our balance sheet    Last year, we successfully grew production and drilling prospect inventory with our high return Haynesville shale drilling program    Natural gas production (pro forma for 2016 divestitures) grew by 46% for 2017    Gas production was up 90% over the fourth quarter of 2016    Ended 2017 with 842 Haynesville and Bossier Shale drilling locations    2017 production growth drove higher oil & gas sales (â¬† 49%), EBITDAX (â¬† 103%) and cash flow (â¬† $120 million in 2017)    Strong drilling results from 2017 capital program    30 successful wells    Average IP Rate of 25 MMcf per day    Drove 27% growth in proved reserves    Achieved low finding costs of $0.54 per Mcfe    3

New Developments We are now launching our comprehensive refinancing program with the following actions:    We have entered into a strategic partnership with Dallas businessman and Dallas Cowboys owner Jerry Jones including a $75 million cash common stock investment at $7.50 per share to make his investment company, Arkoma Drilling L.P., one of our largest shareholders    We have obtained commitments from Bank of Montreal, Bank of America, Deutsche Bank and Regions Financial for a new $300 million traditional bank revolving credit facility    We have agreed to sell our Eagle Ford production while maintaining a significant interest in the property’s future development through a new joint venture with the buyer, USG    We have commenced offers to retire all of our existing secured notes through a tender offer process open to all holders of the notes 4

Refinancing Benefits    Our refinancing plan will eliminate all of our existing secured debt, clear our maturity runway and provide significant committed liquidity through a traditional bank revolver allowing the company to focus on operating the business    Deleveraging transactions that will reduce our total leverage from 5.5x to 3.5x    Target net leverage of <3.0x by end of 2019    Significantly improves the company’s cost of capital and simplifies the capital structure    Provides robust liquidity in support of our drilling program    Pro forma for the contemplated transactions, we will have cash and unused commitments in excess of $200 million    We expect to close all parts of our refinancing program by early May 2018    5

Sources and Uses ($ in millions) AssetSourcesSale Proceeds Total$125 New New Senior Secured UnsecuredRevolver Notes 600 136 Cash Offer Equity for ConvertibleInvestment Second Lien PIK Notes 340 75 Total Sources $1,276 RepurchaseUses First Lien Secured Notes Total$743 Retire Retire Convertible Convertible Second Second Lien Lien PIK PIK Notes Notes due due 2020 2019 194 298 Estimated Asset Sale ClosingTransaction Adjustments Expenses 25 16 Total Uses $1,276 Note: Uses are inclusive of any accrued and unpaid interest from the applicable last interest payment date to 5/4/18. 6

Pro Forma Balance Sheet    As of    ($ in millions) 12/31/17 Pro Forma    Cash and cash equivalents $61 $61    Revolving Credit Facility—$136    10% First Lien Secured Notes $697— Convertible Second Lien PIK Notes ( All $472— Interest PIK)    Unsecured Senior Notes $26 $626    Total Debt (at face amount) $1,195 $762    2018E EBITD (1) $217 $217    Secured Debt / 2018E EBITDAX 5.4x 0.6x    Total Debt / 2018E EBITDAX 5.5x 3.5x    Available Credit Line $50 $164    Available Interest PIK $75— Total Liquidity $186 $225 (1) Management forecast using consensus pricing and after for Eagle Ford sale. Inclusive of $9.4mm from Eagle Ford    operations in Q1 2018    7

New Bank Revolver Traditional bank revolving credit facility    Total commitments of $300 million from Bank of Montreal (lead arranger), Bank of America, Deutsche Bank and Regions Financial    Secured by first lien on company assets    4-year term    Pricing grid of LIBOR + 275 to 375 bps (based on utilization)    Facility could be upsized in the future (indicated current notional borrowing base of $375 million)    8

Offers for Existing Notes Offer to retire any and all $483 million Convertible Second Lien PIK Notes    Value of $1,000 in cash and common stock per $1,000 principal amount of existing notes (assuming price of $7.50 per share)    $295 million 7.75% Convertible Second Lien PIK Notes due 2019    $347.50 in cash and 87 shares per $1,000 principal amount    $187 million 9.50% Convertible Second Lien PIK Notes due 2020    $250 in cash and 100 shares per $1,000 principal amount    Aggregate consideration (including accrued and unpaid interest) of $152 million in cash and 45.3 million shares, which were all previously authorized and reserved for issuance upon conversion of the existing notes    Offer expires on April 27, 2018 Tender offer for any and all $697 million 10% First Lien Notes due 2020    $1,052.50 in cash per $1,000 principal amount    Early tender deadline of April 13, 2018 9

Equity Investment/ Strategic Partnership    Arkoma Drilling LP, which is owned by Dallas businessman and Dallas Cowboys owner Jerry Jones, will make a $75 million investment in Comstock common stock at $7.50 per share    Arkoma will acquire a 14% interest in Comstock, becoming one of its largest shareholders and will provide Comstock with a nationally recognized partner for future acquisitions/consolidation    In addition, Arkoma and Comstock will enter into a two year joint venture through which Arkoma may participate in drilling wells proposed by Comstock in the Haynesville, Bossier and Eagle Ford shale    Comstock will receive a 20% carried interest for projects that Arkoma participates in    Arkoma will only earn an interest in the well bore for projects they participate in and will not have rights to any related acreage    Comstock will offer a minimum of $75 million in opportunities in the first 12 months and $100 million in the second 12 months    This joint venture allows Comstock to grow production faster, hold acreage and pursue acquisitions that it could not otherwise make    Accretive drilling program will increase capital efficiency, lead to lower service costs and greater efficiencies and will allow Comstock to increase its drilling prospect inventory    10

Eagle Ford Shale Sale and New JV    Sale of 191 producing wells and 80 acre proration units to USG Energy Producer Holdings, LLC for $125 million    Comstock retains all undeveloped acreage                (8,700 net acres) with 218 drilling locations    Comstock and USG will form a joint development venture on the ~23,000 net acres    Comstock contributes 45% interest in 218 drilling locations to USG    USG contributes 50% of 108 infill drilling locations    USG contributes 50% of the economics of refrac operations on the 191 producing wells    Comstock and USG will start a one rig drilling program in the third quarter of 2018 11

2018 Drilling Program    ($ in millions) Capital 2018 Expenditures Gross WI Net $179 $ Wells Wells    $152 Haynesville/Bossier Shale:    Drilling and Completion $ 95.9 31 10.0    Completion of 2017 Wells 19.7    ReFracs (7) 31.6    Eagleford Shale 4.8 7 1.9    Total Capital Expenditures $ 152.0 38 11.9    8182    Lateral Lengths:    5,000 6 2017 2018 7,500 9    10,000 23 Net Wells 7085 38 Drilled    Average 15.7 Lateral    Length    11.9    2017 2018    Use of Drilling Ventures Allows Strong Production    Growth Within Operating Cash Flow 2017 2018 12

2018 Outlook    Comstock’s high return Haynesville Shale assets provide opportunities for continued growth in 2018    Comstock’s enhanced completion design has transformed the Haynesville shale into one of North America’s highest return natural gas basins    Comstock’s acreage position provides a strong foundation with over 800 locations, underpinning the Company’s future growth    Haynesville drilling program will create ~30% production growth in 2018 and will be funded primarily with operating cash flow    Comstock’s already low cost structure is expected to continue to improve as the low cost Haynesville shale production continues to grow    Operating costs per Mcfe in 2017 have decreased by 31% and DD&A per Mcfe was down 32% and will continue to improve    Maintain strong balance sheet following refinancing    Strong liquidity will support near-term drilling program with no incremental capital needs    Targeting net leverage ratio of <3.0x by end of 2019 13